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                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 2
                   TO AMTC CORPORATION STOCK OPTION AGREEMENT

     This Amendment No. 2 is entered into as of May 2, 2000, between David P. Cook ("Cook") and ZixIt Corporation, a Texas corporation ("ZixIt"). Reference is made to that certain AMTC Corporation Stock Option Agreement, effective as of April 29, 1998, as amended, between Cook and ZixIt (the "Cook Option").

1. Amendments. The Cook Option is amended as follows:


     o Delete "4,000,000" from Section 1 and substitute in its place "2,627,777." (Note: 2,627,777 shares is the number of shares remaining under the Cook Option after giving effect to certain previous reallocations of option shares by Mr. Cook.)

     o Revise Section 2 to read in its entirety as follows: "Vesting. The shares of Common Stock subject to the Option are fully vested as of the date hereof."

2. No Other Changes. Other than as provided herein, the Cook Option shall remain in full force and effect.


     Executed on the dates set forth below, to be effective as of the date first set forth above.

                                   ZIXIT CORPORATION

                                   By:   /s/ STEVE M. YORK
                                        ----------------------
                                        Steve M. York,
                                        Senior Vice President

                                   Date:     May 2, 2000
                                        ----------------------

                                         /s/ DAVID P. COOK
                                        ----------------------
                                        David P. Cook

                                   Date:     5-3-00
                                        ----------------------

                                         /s/ CHERYL G. COOK
                                        ----------------------
                                        Cheryl G. Cook

                                   Date:      5-6-00
                                        ----------------------